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EXHIBIT 10.3

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

        This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT, dated as of February    , 2002 (this "Amendment"), is entered into among ARCHIBALD CANDY CORPORATION, an Illinois corporation ("Borrower"), FANNY MAY HOLDINGS, INC., a Delaware corporation ("Parent"), ARCHIBALD CANDY (CANADA) CORPORATION, a corporation incorporated under the federal laws of Canada ("Canadian Subsidiary", and together with Borrower and Parent, collectively the "Continuing Credit Parties"), the Lenders that are from time to time parties to the Financing Agreement (the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as the Agent for the Lenders under the Financing Agreement (in such capacity, the "Agent").

  PRELIMINARY STATEMENTS:

        1.    The Continuing Credit Parties, the Lenders and the Agent entered into a Forbearance Agreement dated as of December 31, 2001 (as heretofore amended, waived or otherwise modified, the "Forbearance Agreement"; unless otherwise specifically defined herein, capitalized terms used in this Amendment shall have the meanings given to such terms in the Forbearance Agreement), pursuant to which the Lenders agreed to forbear from exercising certain of their rights and remedies under the Financing Agreement on the terms and conditions set forth therein.

        2.    The Continuing Credit Parties have requested that the Agent and the Lenders amend the provision regarding additional conditions of lending set forth in Section 2.4(a) of the Forbearance Agreement, and the Agent and the Lenders have agreed to this request, subject to the terms and conditions of this Amendment.

        NOW, THEREFORE, the parties hereby agree as follows:

  SECTION 1. AMENDMENT TO FORBEARANCE AGREEMENT.

        Section 2.4(a) of the Forbearance Agreement is amended and restated in its entirety to read as follows:

    "(a) in no event shall the aggregate outstanding amount of Revolving Loans and Letters of Credit exceed (i) $5,000,000 on December 31, 2001 through January 6, 2002, (ii) $10,000,000 on January 7, 2002 through January 20, 2002, (iii) $12,000,000 on January 21, 2002 through January 27, 2002, (iv) $15,000,000 on January 28, 2002 through February 17, 2002, (v) $10,000,000 on February 18, 2002 through February 24, 2002 and (vi) $6,500,000 on February 25, 2002 through March 1, 2002;".

  SECTION 2. REPRESENTATIONS AND WARRANTIES.

        Each Continuing Credit Party represents and warrants to the Agent and the Lenders as follows:

        2.1.  Authorization and Validity of Amendment. This Amendment has been duly authorized by all necessary corporate action and has been duly executed and delivered by its duly authorized officer.

        2.2.  Representations and Warranties. The representations and warranties of such Continuing Credit Party contained in the Forbearance Agreement, the Financing Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

        2.3.  No Event of Default. No Default or Event of Default (other than the Existing Defaults) exists as of the date hereof.

        2.4.  Compliance. Such Continuing Credit Party is in full compliance with all covenants and agreements contained in the Forbearance Agreement, as amended hereby, and the other Loan Documents to which it is a party.

        2.5.  No Claims. There is no claim or offset against, or defense or counterclaim to, any of its or any Subsidiary's obligations or liabilities under the Forbearance Agreement, the Financing Agreement or any other Loan Document.

  SECTION 3. RATIFICATION.

        Except as expressly modified and superseded by this Amendment, the terms and provisions of the Forbearance Agreement are ratified and confirmed and shall continue in full force and effect.

  SECTION 4. CONDITIONS TO EFFECTIVENESS.

        The waiver and amendments set forth in Section 1 of this Amendment shall become effective upon the Agent's receipt of this Amendment, executed by each of the parties hereto.

  SECTION 5. MISCELLANEOUS.

        5.1.  Successor and Assigns. This Amendment is binding upon the Continuing Credit Parties, the Agent, the Lenders and their respective successors and assigns, and inures to the sole benefit of the Continuing Credit Parties, the Agent, the Lenders and their respective successors and assigns. The Continuing Credit Parties have no right to assign any of their rights or delegate any of their duties under this Amendment.

        5.2.  Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

        5.3.  Headings. The headings and captions used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        5.4.  Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        5.5.  Applicable Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

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        IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

CONTINUING CREDIT PARTIES:
ARCHIBALD CANDY CORPORATION
By:	/s/ Richard J. Anglin
Name: Richard J. Anglin
Title: V.P./CFO/Secretary/Treasurer
FANNIE MAY HOLDINGS, INC.
By:	/s/ Richard J. Anglin
Name: Richard J. Anglin
Title: V.P./CFO/Secretary/Treasurer
ARCHIBALD CANDY (CANADA) CORPORATION
By:	/s/ Richard J. Anglin
Name: Richard J. Anglin
Title: V.P./CFO/Secretary/Treasurer
THE AGENT AND THE LENDERS:
THE CIT GROUP/BUSINESS CREDIT, INC., as the Agent and the sole Lender
By:	/s/ Lori C. Hilker
Name: Lori C. Hilker
Title: Vice President

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EXHIBIT 10.3
AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT